UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. __)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

SMA RELATIONSHIP TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary proxy materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

One North Wacker Drive
Chicago, Illinois 60606-2807

[  ], 2023

Dear Shareholder:

The enclosed proxy statement (“Proxy Statement”) asks you to vote on the following important matters concerning Series M (the “Fund”), a series of SMA Relationship TrustSM (the “Trust”). The Board of Trustees of the Trust (the “Board”) recommends that shareholders of the Fund (each, a “Shareholder” and collectively, “Shareholders”) cast their votes FOR each of the proposals (each, a “Proposal” and collectively, the “Proposals”). In summary, the Proposals are:

1.	To elect four Trustees to the Board:

2.	To approve changes to certain of the Fund’s fundamental investment restrictions;

3.	To allow the Board to amend the Fund’s investment objective without Shareholder approval;

4.	To adopt a “manager of managers” investment advisory structure for the Fund whereby UBS Asset Management (Americas) Inc., the Fund’s investment advisor, would be able to hire and replace sub-advisors of the Fund without Shareholder approval.

A special meeting (the “Meeting”) of the Fund’s Shareholders will be held on November 21, 2023, at the offices of UBS Asset Management on the 31st Floor of One North Wacker Drive, Chicago, Illinois 60606 at 9:30 am, Central time, to consider these matters, and to transact any other business that may be properly considered at the Meeting. The enclosed Proxy Statement contains detailed information about the Proposals, and we recommend that you read it carefully. We have also attached a “Questions and answers” section that we hope will assist you in evaluating the Proposals.

Your vote is very important to us, no matter how large or small your holdings. Please review the enclosed materials and vote your shares. If we do not hear from you after a reasonable time, you may receive a call from our proxy solicitor, Computershare Fund Services, reminding you to vote. If you have any questions regarding the enclosed Proxy Statement, please call the proxy solicitor at 888-916-1746 if you are dialing within the United States; if you are dialing outside of the United States you should call the following number, collect, instead: 401-250-0643. If you wish to vote by phone or the internet, please follow the instructions on the enclosed proxy card.

Thank you for your attention to this matter and for your continuing investment in the Fund.

Sincerely,

[     ]

President

SMA Relationship Trust

A proxy card covering your Fund is enclosed along with the Proxy Statement.

Please vote your shares today.

You may vote by:

•	Mail: sign and return the enclosed proxy card in the postage prepaid envelope provided.

•	Telephone: please have the proxy card available and call the number on the enclosed card and follow the instructions.

•	Internet: you also may vote over the Internet by following the instructions on the enclosed proxy card.

The Board recommends that you vote “FOR” each Proposal.

QUESTIONS AND ANSWERS

INFORMATION ABOUT VOTING

Q:          Who is asking for my vote?

A:           The Board of Trustees (the “Board” or the “Trustees”) of SMA Relationship TrustSM (the “Trust”) requests your vote on the election of Trustees of the Trust and on several other matters Series M (the “Fund”), a series of the Trust, in connection with the special meeting of shareholders (the “Meeting”) of the Trust. The Meeting will be held at 9:30 am, Central time, on November 21, 2023, at the offices of UBS Asset Management on the 31st Floor of One North Wacker Drive, Chicago, Illinois 60606.

Q:           Who is eligible to vote?

A:           Shareholders of record of the Fund at the close of business on September 26, 2023 (the “Record Date”) are entitled to notice of and to vote at the Meeting or at any adjournment thereof. Shareholders of record will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold on each matter presented for the Fund they hold at the Meeting. The Trust proposes to mail the Notice of the Meeting, the Proxy Statement, and the proxy card to shareholders of record on or about October [5], 2023.

Q:           On what proposals am I being asked to vote?

A:           As more fully described below, you are being asked to vote on the following proposals affecting the Fund (each, a “Proposal” and collectively, the “Proposals”):

1.	To elect four Trustees to the Board of the Trust;

2.	To approve changes to certain of the Fund’s fundamental investment restrictions;

3.	To allow the Board to amend the Fund’s investment objective without shareholder approval;

4.	To adopt a “manager of managers” structure for the Fund whereby the Fund’s investment advisor would be able to hire and replace sub-advisors of the Fund without shareholder approval.

PROPOSAL 1: TO Elect FOUR Trustees to the board of the trust

Q:           Who am I being asked to elect as Trustees of the Board of the Trust?

A:           Shareholders of the Trust will be asked to elect Adela Cepeda, Muhammad Gigani, and Abbie J. Smith, each a current trustee of the Trust, and to elect Rodrigo Garcia, a new nominee for Trustee of the Trust (collectively, the “Nominees”). As explained more fully below, each Nominee has been selected for election because the Board believes that they have the relevant experience, qualifications and skills necessary to effectively oversee the management of the Trust and protect the interests of shareholders. By having each of the Nominees elected by shareholders at this time, the Trust will comply with Section 16 of the Investment Company Act of 1940, as amended (the “1940 Act”) which provides that Trustees must be elected by shareholders, except that the Board may fill vacancies on the Board if at least two-thirds of the Trustees holding office immediately after the appointment of a Trustee to fill such vacancy have been elected by shareholders of the Trust. The Board recommends the election of all the Nominees.

PROPOSAL 2: To approve changes to CERTAIN OF the Fund’s fundamental investment restrictions

Q:           What are shareholders being asked to approve and why?

A:           The Board is recommending changes to the fundamental investment restrictions of the Fund, related to borrowing, issuing senior securities, real estate, commodities, and making loans. As explained more fully below, the proposed changes to the fundamental investment restrictions are intended to modernize the fundamental investment restrictions to provide the Fund with the flexibility to adapt to continuously changing regulation and to react to changes in the financial markets and the development of new investment opportunities and instruments, and to harmonize the investment restrictions across the Trust and the UBS Funds.

i

PROPOSAL 3: To allow the Board to amend The Fund’s investment objective without Shareholder approval

Q:           What are shareholders being asked to approve and why?

A:           All mutual funds are required to have an investment objective which is stated in their prospectus(es). However, mutual funds have the option of designating their investment objective as “non-fundamental,” which allows a fund’s board to modify the investment objective without shareholder approval, or “fundamental,” which requires shareholder approval to change the investment objective. Currently, the investment objective for the Fund is designated as “fundamental” and thus requires shareholder approval to change. The Proposal would redesignate investment objective as “non-fundamental” for the Fund to allow the Board to amend the Fund’s investment objective without shareholder approval. This change would allow for greater flexibility and would enable the Board to act quickly in response to market conditions without the cost, uncertainty and delay of calling another meeting of the shareholders. No changes are being proposed to the substance or content of the Fund’s investment objective at this time. If the Proposal is approved, shareholders would be provided with at least 60 days’ advance notice of any future change to the Fund’s investment objective.

PROPOSAL 4: To adopt a “manager of managers” structure for The Fund whereby the Fund’s investment advisor would be able to hire and replace sub-advisors of the Fund without shareholder approval

Q:           What is a “manager of managers” investment advisory structure and why are shareholders being asked to approve the adoption of this structure for the Fund?

As explained more fully below, the proposed “manager of managers” investment advisory structure would permit UBS Asset Management (Americas) Inc., as the Fund’s investment advisor, to appoint and replace affiliated and unaffiliated sub-advisors, enter into sub-advisory agreements, and amend sub-advisory agreements on behalf of the Fund without shareholder approval (which is currently required). The adoption of the “manager of managers” investment advisory structure would provide UBS Asset Management (Americas) Inc. with the flexibility to employ, subject to Board approval, one or more sub-advisors to manage all or a portion of the Fund’s assets without incurring the expense and delays associated with obtaining shareholder approval of sub-advisors or sub-advisory agreements.

The “manager of managers” investment advisory structure is being proposed for the Fund. In order for the Fund to operate in a “manager of managers” structure, the Fund’s use of the “manager of managers” structure must be approved by the affirmative vote of a “majority of the outstanding voting securities” of the Fund, as defined in the 1940 Act.

Q:           How will the “manager of managers” structure affect the Fund?

The Fund does not currently use sub-advisors and UBS Asset Management (Americas) Inc. does not have any present intent to hire sub-advisor(s) for the Fund. However, if the “manager of managers” structure is approved by shareholders, the Board would be able to approve a sub-advisor for the Fund sometime in the future. The Board determined to seek shareholder approval of the “manager of managers” structure for the Fund in connection with the Meeting, which was otherwise called for purposes of voting on other matters described in the Proxy Statement, to avoid additional meeting and proxy solicitation costs in the future.

ii

GENERAL QUESTIONS

Q:           How do the Trustees recommend that I vote on these Proposals?

The Board has unanimously approved each Proposal and recommends that you vote FOR each Proposal.

Q:           When will the Proposals take effect if they are approved?

[The Proposals will become effective immediately upon approval of the shareholders.]

Q:           How do I vote my shares?

You can vote in any one of four ways:

•  Through the Internet by following the instructions on the enclosed proxy card;

•  By telephone by calling the number on the enclosed proxy card;

•  By mail, with the enclosed proxy card; or

•  In person at the Meeting.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card. These voting methods will save money. Whichever method you choose, please take the time to read the Proxy Statement before you vote.

Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for the Proposals, your proxy will be voted as you indicate. If you simply sign, date, and return the proxy card, but do not specify a vote for the Proposals, your shares will be voted by the proxies “FOR” the approval of each Proposal.

Q:           If I send my proxy in now as requested, can I change my vote later?

You may revoke your proxy at any time before it is voted by: (i) sending to the Secretary of the Trust a written revocation; (ii) forwarding a later-dated proxy that is received by the Trust at or prior to the Meeting; or (iii) attending the Meeting and voting in person. Even if you plan to attend the Meeting, we ask that you return the enclosed proxy. This will help us ensure that an adequate number of shares are present for the Meeting to be held.

Q:           Who should I call with questions?

If you have any additional questions about the Proxy Statement or the upcoming Meeting, please call Computershare Fund Services toll free at 888-916-1746 (from within the United States). If you are calling from outside the United States, please call 401-250-0643.

Q:           What is the relationship between the proxy solicitor, Computershare Fund Services, and the Trust?

The proxy solicitor is an independent firm that specializes in proxy mailings and solicitations. It may contact shareholders on behalf of the Fund, but will not use personal information about shareholders for any purposes not connected with the Meeting. The proxy solicitor has no affiliation to UBS Asset Management (Americas) Inc., the Board or the Fund.

THE ATTACHED PROXY STATEMENT CONTAINS MORE DETAILED INFORMATION ABOUT THE PROPOSALS, AND THE ABOVE DISCUSSION IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE MORE DETAILED DISCUSSION CONTAINED IN THE PROXY STATEMENT. PLEASE READ IT CAREFULLY.

iii

SMA Relationship Trust

Series M

c/o UBS Asset Management

One North Wacker Drive

Chicago, Illinois 60606-2807

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

OF

SMA RELATIONSHIP TRUST

TO BE HELD ON NOVEMBER 21, 2023

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on November 21, 2023: this proxy statement (“Proxy Statement”) is available at https://www.proxy-direct.com/ubs-33562

TO THE SHAREHOLDERS:

A special meeting (“Meeting”) of holders of shares of beneficial interest (each, a “Shareholder” and collectively, “Shareholders”) of the investment portfolio listed above (the “Fund”) of SMA Relationship TrustSM (the “Trust”) will be held at the offices of UBS Asset Management on the 31st Floor of One North Wacker Drive, Chicago, Illinois 60606 at 9:30 am, Central time, on November 21, 2023 for the following purposes:

Matters to be voted upon by Shareholders:

Proposal 1:

To elect the following four Trustees to the Board of Trustees of the Trust (the “Board”): Adela Cepeda, Muhammad Gigani, Abbie J. Smith, and Rodrigo Garcia.

Proposal 2:

To approve changes to certain of the Fund’s fundamental investment restrictions.

Proposal 3:

To allow the Board to amend the Fund’s investment objective without Shareholder approval.

Proposal 4:

To adopt a “manager of managers” investment advisory structure for the Fund whereby UBS Asset Management (Americas) Inc., the Fund’s investment advisor, would be able to hire and replace sub-advisors of the Fund without Shareholder approval.

Additionally, Shareholders will vote to transact such other business as may properly come before the Meeting or any adjournment thereof (e.g., adjourning the Meeting). Only those Shareholders of record of the Fund at the close of business on September 26, 2023 will be entitled to notice of, and to vote on, the proposals at the Meeting, or at any adjournments thereof.

Please execute the proxy card and return it promptly in the enclosed envelope accompanying the proxy card, which is being solicited by the Board, or vote your shares by telephone or the internet using the instructions on the proxy card. The Board recommends that you cast your vote “FOR” the above proposals as described in this Proxy Statement.

Returning your proxy promptly is important to ensure a quorum at the Meeting and to save the expense of further proxy solicitation, including mailings. You may revoke your proxy at any time before it is exercised by (i) the subsequent submission of a revised proxy, (ii) giving a written notice of revocation to the Trust, or (iii) voting in person at the Meeting.

By Order of the Board,

Keith A. Weller

Secretary

SMA Relationship Trust

[   ], 2023

SMA Relationship Trust

Series M

c/o UBS Asset Management

One North Wacker Drive

Chicago, Illinois 60606-2807

PROXY STATEMENT

Special Meeting of Shareholders to be held on November 21, 2023

This proxy statement (“Proxy Statement”) is being furnished to holders of shares of beneficial interest (“Shareholders”) of the above-listed fund (the “Fund”) in connection with the solicitation by the Board of Trustees of the Trust (the “Board”) of proxies to be used at a special meeting of Shareholders to be held at 9:30 am, Central time, on November 21, 2023, at the offices of UBS Asset Management on the 31st Floor of One North Wacker Drive, Chicago, Illinois 60606, or at any postponement, adjournment or adjournments thereof (the “Meeting”). This Proxy Statement will first be mailed to Shareholders on or about September [ ], 2023.

SMA Relationship TrustSM (the “Trust”) is an investment company registered under the Investment Company Act of 1940, as amended (“1940 Act” or “the Act”), and is organized as a Delaware statutory trust. As of the date of this Proxy Statement, the Trust consists of one Fund, which has one class of shares. The Fund is used exclusively for separately managed accounts advised or sub-advised by UBS Asset Management (Americas) Inc. ("UBS AM" or the "Advisor") or its affiliates.

The Meeting is being held to consider and vote on the following matters, as indicated below and described more fully herein (each, a “Proposal” and collectively, the “Proposals”):

Proposal 1:

To elect four Trustees to the Board.

Proposal 2:

To approve changes to certain of the Fund’s fundamental investment restrictions.

Proposal 3:

To allow the Board to amend the Fund’s investment objective without Shareholder approval.

Proposal 4:

To adopt a “manager of managers” investment advisory structure for the Fund whereby UBS AM, the Fund’s investment advisor, would be able to hire and replace sub-advisors of the Fund without Shareholder approval.

Table of Contents

PROXY STATEMENT	1

Voting information	4

Quorum	4

Required vote for adoption of the Proposals	4

Proposal 1 To elect four Trustees to the Board	6

Overview of the election of a Board	6

Nominees for Trustees of the Trust	6

Process used to select Nominees	10

Role of Trustees, meetings of the Board, and compensation of the Trustees	11

Compensation table	11

Standing committees of the Board	12

Board’s oversight of risk management	12

Nominee ownership of Fund shares and ownership of UBS AM or UBS Asset Management (US) Inc. (“UBS AM (US)”) and their control persons	13

Officers of the Trust	14

Required vote	14

Proposal 2 To approve changes to certain of the Fund’s fundamental investment restrictions	15

Proposal 2.A - Borrowing	15

Proposal 2.B - Senior securities	16

Proposal 2.C - Real Estate	17

Proposal 2.D - Commodities	18

Proposal 2.E - Making loans	18

Proposal 3 To allow the Board to amend the Fund’s investment objective without Shareholder approval	19

Overview and related information	19

Required vote	19

Proposal 4 To adopt a “manager of managers” investment advisory structure for the Fund whereby UBS AM, the Fund’s investment advisor, would be able to hire and replace sub-advisors of the Fund without Shareholder approval	19

Effects on Shareholder right to vote on sub-advisory agreements	21

The benefits to the Fund	21

The Board’s consideration of this Proposal	22

Required vote	22

Additional information about voting and the meeting	23

Solicitation of proxies	23

Beneficial ownership of shares	23

Shareholder proposals	23

Additional information about the Fund	23

Investment advisor and administrator	23

Underwriter	23

Transfer agent	24

Custodian	24

Auditors	24

Audit fee information	24

Audit fees	24

Audit-related fees	24

Tax fees	24

All other fees	25

Audit committee pre-approval policies and procedures	25

Non-audit fees and services	26

Other business	26

Exhibit Index	27

Voting information

Shareholders of record at the close of business on September 26, 2023 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. The number of shares of the Fund that were issued and outstanding as of the Record Date is set forth in Exhibit A.

Quorum

Forty percent (40%) of the shares entitled to vote on the Proposal on the Record Date at a Shareholders' meeting, which are present in person or represented by proxy, shall be a quorum for the transaction of business at the Meeting by the Fund.

Required vote for adoption of the Proposals

As described in Proposal 1, each of the Trustees will be elected by the affirmative vote of a plurality of the votes cast by the Shareholders of the Trust. The approval of all other Proposals described in this Proxy Statement for the Fund will be determined on the basis of a vote of a "majority of the outstanding voting securities" of the Fund, as defined in and required by the 1940 Act. Under the 1940 Act, and as used in this Proxy Statement, this vote requires the lesser of (A) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of such Fund (“Majority Vote”).

Each whole share outstanding shall be entitled to one vote, and each fractional share shall be entitled to a proportionate fractional vote, as to any matter on which it is entitled to vote.

In the event that a quorum with respect to a Proposal is not present with respect to the Fund at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting with respect to the Fund to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of shares voted, whether in person or by proxy, properly cast upon the question of adjourning a meeting to another date and time. The persons named as proxies will vote in their discretion on questions of adjournment those shares for which proxies have been received that grant discretionary authority to vote on matters that may properly come before the Meeting. A Shareholder vote may be taken on one or more of the Proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

Abstentions and broker non-votes (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and either (i) the broker or nominee does not have discretionary voting power or (ii) the broker or nominee returns the proxy but expressly declines to vote on a particular matter) will be counted as present for purposes of determining whether a quorum is present but will not be voted FOR or AGAINST any adjournment or Proposal. Therefore, abstentions and broker non-votes will have no effect on the outcome of a vote on adjournment and will effectively be a vote AGAINST the Proposals for the Fund.

Broker-dealer firms holding Fund shares in “street name” for the benefit of their clients will request the instructions of such clients on how to vote their shares on the Proposals before the Meeting. Broker-dealer firms may, without instructions, give a proxy to vote on routine matters if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The Fund understands that if brokers-dealer firms do not receive voting instructions from their client, brokers may vote in their discretion on Proposal 1, the Election of Trustees on behalf of their clients. However, for non-routine matters, including those in Proposals 2 through 4, a broker-dealer may not authorize any proxy without instructions from the client.

The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon, if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. You may also vote through the Internet or by telephone by following the instructions on the enclosed proxy card. We encourage you to vote over the Internet or by telephone, using the voting control number that appears on your proxy card. If you sign, date and return the proxy card without voting instructions, your shares will be voted FOR the Proposals and FOR any other business that may properly arise at the Meeting (e.g., adjourning the Meeting).

Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Trust's secretary (the "Secretary"). To be effective, such revocation must be received by the Secretary prior to the Meeting. In addition, although mere attendance at the Meeting would not revoke a proxy, a Shareholder present at the Meeting may withdraw his or her proxy by voting in person.

A listing of the owners of more than 5% of shares of the Fund as of the Record Date, is set forth in Exhibit B to this Proxy Statement. [To the knowledge of the Trust, the executive officers and the Nominees, as a group, owned less than 1% of the outstanding shares of the Fund as of the Record Date.]

Copies of the Trust's most recent annual report, including financial statements for the Fund, have previously been mailed to Shareholders. Shareholders may request additional copies of the Fund's annual report and the most recent semiannual report succeeding the annual report, if any, without charge, by writing the Fund c/o UBS Asset Management (Americas) Inc. at One North Wacker Drive, Chicago, Illinois 60606-2807, or by calling toll free 1-800-647 1568.

Proposal 1 To elect four Trustees to the Board

Overview of the election of a Board

The Board unanimously recommends that Shareholders vote to elect the nominees set forth below (each, a “Nominee” and collectively, the “Nominees”) as Trustees of the Trust. The Board is responsible for supervising the management of the Trust and serving the needs of Fund Shareholders.

The Trust’s Board currently consists of three persons, all of whom are not “interested persons” of the Trust within the meaning of Section 2(a)(19) under the 1940 Act (“Independent Trustees”). Shareholders are being asked to elect a four person Board consisting of the three current Independent Trustees, plus one additional Independent Trustee. If elected, all four Board members will be Independent Trustees.

Nominees for Trustees of the Trust

The Board has nominated Adela Cepeda, Rodrigo Garcia, Muhammad Gigani and Abbie J. Smith to serve as Trustees of the Trust. Each Nominee, other than Mr. Garcia, is currently a member of the Board. Mses. Cepeda and Smith have served in their capacities as Trustees of the Trust since 2004 and 2009, respectively, and were last elected by Shareholders of the Trust on December 5, 2008. Mr. Gigani has served in his capacity as a Trustee of the Trust since 2021 and was appointed to the Board at that time, upon the recommendation of the Nominating, Compensation and Governance Committee of the Trust (the “Nominating Committee”), which consists entirely of Independent Trustees. Mses. Cepeda and Smith initially recommended Mr. Gigani based on his qualifications and experience, including his time spent as a certified public accountant and his career in the financial services industry in which he held senior positions in a firm engaged in such industry.

Mr. Garcia has not previously served on the Board and was nominated by the current Independent Trustees, based on the recommendation of the Nominating Committee, to stand for election as a Trustee at the Meeting. Mr. Garcia was initially recommended by the incumbent Independent Trustees of the Trust during a search process for potential candidates that was undertaken by the Nominating Committee, as described below in “Process used to Select Nominees.”

All Nominees have consented to serve if elected. If elected, each Nominee will hold office throughout the continued lifetime of the Trust until they die, resign, are declared bankrupt or incompetent by a court of competent jurisdiction, or are removed. If each of the four Nominees is elected, then they will constitute the entire Board of the Trust. If any of the Nominees should withdraw or otherwise become unavailable for election, the selection of a substitute nominee shall be made by a majority of the Independent Trustees.

Listed below are the name, year of birth and business address of each Nominee, along with their principal occupation for the last five years, the number of portfolios of registered investment companies advised by the Advisor overseen or to be overseen by the Nominees and other Board memberships held.

Independent trustees
Name, directorships held address, and age	Position(s) held with trust	Term of office[1] and length of time served	Principal occupations(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee during past 5 years.
Adela Cepeda; 65 c/o Keith A. Weller, Fund Secretary UBS AM, One North Wacker Drive Chicago, IL 60606	Chairperson and Trustee	Since 2021 and 2004, respectively	Ms. Cepeda was a managing director at PFM Financial Advisors LLC (from 2016 to 2019). From 1995 to 2016, Ms. Cepeda was the founder and president of A.C. Advisory, Inc.	Ms. Cepeda is a trustee of two investment companies (consisting of 12 portfolios) for which UBS AM serves as investment advisor or manager.	Ms. Cepeda is a director (since 2012) of BMO Financial Corp. (US holding company for the BMO Harris Bank N.A.) as well as a member of the audit, trust and capital committees, director of the Mercer Funds (9 portfolios) (since 2005) as well as a member of the nominations and governance and audit committees and trustee of the Morgan Stanley Pathway Funds (11 portfolios) (since 2008) as well as a member of the nominations and governance and audit committees.

Muhammad Gigani; 46 c/o Keith A. Weller, Fund Secretary, UBS AM, One North Wacker Drive Chicago, IL 60606	Trustee	Since 2021	Mr. Gigani is a Vice President-Tax of Reyes Holdings, L.L.C. (global food and beverage company) (since 2018). Mr. Gigani is a trustee (since 2021) for the Adler Planetarium (non-profit). Formerly, Mr. Gigani held various positions at Deloitte Tax, LLP (from 2002 to 2018, most recently serving as a partner (from 2014 to 2018)). Mr. Gigani was a board member of Junior Achievement of Chicago (non-profit) (from 2016 to 2018). Mr. Gigani was also finance chair of Latin United Community Housing	Mr. Gigani is a trustee of two investment companies (consisting of 12 portfolios) or which UBS AM serves as investment advisor or manger.	None

Independent trustees Name, directorships held address, and age	Position(s) held with trust	Term of office[1] and length of time served	Principal occupations(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee during past 5 years.
Association (non-profit) (from 2016 to 2018). Mr. Gigani is a certified public accountant (CPA).
Abbie J. Smith; 70 University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637	Trustee	Since 2009	Ms. Smith is a Boris and Irene Stern Distinguished Service Professor of Accounting in the University of Chicago Booth School of Business (since 1980). Formerly, Ms. Smith was a cofounding partner and director of research of Fundamental Investment Advisors (hedge Fund) (co-founded in 2004, commenced operations in 2008) (from 2008 to 2010).	Ms. Smith is a trustee of two investment companies (consisting of 12 portfolios) for which UBS AM serves as investment advisor or manager.	Ms. Smith is a director (since 2000) of HNI Corporation (office furniture) and formerly lead director (from 2014-2017) and audit committee member and chair and a member of the human resources and compensation committee. Ms. Smith is also a director (since 2003 and was chair of the audit committee (until 2015)) and is currently the chair of the finance committee of Ryder System Inc. (transportation, logistics and Supply-chain management). In addition, Ms. Smith is a trustee/director (since 2000) and chair of the audit committee of the Dimensional Funds complex (a total of 153 series in 5 investment companies).

Independent trustees Name, directorships held address, and age	Position(s) held with trust	Term of office[1] and length of time served	Principal occupations(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee during past 5 years.
Rodrigo Garcia; 41 c/o Keith A. Weller, Fund Secretary UBS AM, One North Wacker Drive Chicago, IL 60606	Nominee	N/A	Mr. Garcia is US President (since 2023) and Global Chief Financial Officer (since 2022) of Talipot Holdings (venture capital investment firm). He is also a board member of Latino Media Network, Inc. (since 2023), Canela Media, Inc. (since 2022) and Neurocytonix, Inc. (since 2022). Formerly, Mr. Garcia was a partner and Chief Investment Officer for BeDoWin360 Capital (from 2021-2022) and served as Deputy State Treasurer and Chief Investment Officer (2018-2021) and Chief Financial Officer and Chief Investment Officer (from 2015-2018) for the State of Illinois. Formerly, he has held roles for the Illinois Department of Veteran Affairs, Federal Reserve Bank of Chicago, and Morgan Stanley & Co., Inc. Mr. Garcia was also an Adjunct Professor in Public Finance at Northwestern University (2020-2022). Mr. Garcia is a certified treasury professional (CTP®).	Mr. Garcia would serve as a trustee of two investment companies (consisting of twelve portfolios) for which UBS AM serves as investment advisor or manager.	None

1 Each Trustee holds office for an indefinite term.

Process used to select Nominees

The Board has adopted and approved a formal written Charter for the Nominating Committee, attached as Exhibit C to this Proxy Statement. Pursuant to section II of the Nominating Committee’s Charter, when a vacancy occurs on the Board, the Nominating Committee is responsible for selecting and recommending trustee nominees to the Board. The Nominating Committee of the Board believes that it is in the best interests of the Trust and its Shareholders to obtain highly qualified individuals to serve as members of the Board. In nominating candidates, the Nominating Committee believes that no specific qualifications or disqualifications are controlling or paramount, or that specific qualities or skills are necessary for each candidate to possess. The Nominating Committee takes into consideration such factors as it deems appropriate, which factors may include whether the candidate is an “interested person” as defined in the 1940 Act; whether the candidate is qualified under applicable laws and regulations to serve as a member of the Board; whether the candidate has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management and/or its affiliates; whether the candidate is willing to serve and able to commit the time necessary to perform the duties of a Board member; the candidate’s judgment, skill, diversity and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight; and the interplay of the candidate’s experience with the experience of other Board members; and the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

While the Nominating Committee is solely responsible for selecting and recommending Board candidates to the Board, when an Independent Trustee vacancy occurs on the Board, the Nominating Committee will also consider nominees recommended by “Qualifying Fund Shareholders.” A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust's outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust's total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the Chairperson of the Nominating Committee, Adela Cepeda, c/o Keith A. Weller, the Secretary of the Trust, at UBS AM, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope "Nominating Committee." The Qualifying Fund Shareholder's letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust that are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee's resume or curriculum vitae. The Qualifying Fund Shareholder's letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by Shareholders. The Committee may also seek such additional information about the nominee as it considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of Board members.

Each Nominee has been selected for election because the Board believes that they have the relevant experience, qualifications and skills necessary to effectively oversee the management of the Trust and protect the interests of Shareholders. The Board noted that Mses. Cepeda and Smith had experience serving as a director on the boards of operating companies and/or other investment companies. The Board also considered that Adela Cepeda has a career in the financial services or investment industries, including holding executive positions in companies engaged in these industries, which allows Ms. Cepeda to bring valuable, relevant experience as a member of the Board. The Board also noted that Abbie J. Smith, as a Professor of Accounting, also has the relevant skills and experience to serve as a member of the Board. The Board also considered that Muhammad Gigani is a certified public accountant who had a career in the financial services industry, including holding senior positions in a firm engaged in this industry, which allows Mr. Gigani to bring valuable, relevant experience as a member of the Board. Finally, the Board noted that Mr. Garcia’s considerable experience in both the government and private sector and his knowledge of the investment and financial services industries would allow Mr. Garcia to provide valuable and relevant experience as a member of the Board.

Role of Trustees, meetings of the Board, and compensation of the Trustees

The role of the Trustees is to provide general oversight of the Fund's business, and to ensure that the Fund is operated for the benefit of Shareholders. The Board is responsible for establishing the Trust's policies and for overseeing the management of the Trust and the Fund. The Board appoints the officers of the Trust, who, along with third-party service providers, are responsible for administering the day-to-day operations of the Trust. The Board is currently comprised of three Independent Trustees. Mr. Garcia, if elected by Shareholders would serve as the fourth Independent Trustee. Adela Cepeda, an Independent Trustee, is Chairperson of the Board. As Chairperson of the Board, Ms. Cepeda approves agendas for Board meetings and generally facilitates communication and coordination among the Independent Trustees and between the Independent Trustees and management. Ms. Adela Cepeda also acts as liaison between the Trust's Chief Compliance Officer ("CCO") and the Independent Trustees with respect to compliance matters between scheduled Board meetings. The Board meets at least four times each year. At each regular meeting, the Independent Trustees meet in executive session to discuss matters outside the presence of management. In addition, the Board holds special telephonic meetings throughout the year, and the Trustees also discuss other matters on a more informal basis at other times.

During the fiscal year ended December 31, 2022, there were four meetings of the Board.

The following table provides the annual compensation paid by the Trust to each Trustee for the fiscal year ended December 31, 2022. Mr. Garcia does not currently serve as a Trustee so no information is provided for him below.

Compensation table

Trustees

Name and position held	Annual aggregate compensation from the Trust[1]	Pension or retirement benefits accrued as part of fund expenses	Total compensation from the Trust and fund complex paid to trustees[2]
Adela Cepeda, Trustee	$23,643	N/A	$187,147
Muhammad Gigani, Trustee	21,983	N/A	173,940
Abbie J. Smith, Trustee	20,210	N/A	160,000

1 Represents aggregate annual compensation paid by the Trust to each Trustee indicated for the fiscal year ended December 31, 2022.

2 This amount represents the aggregate amount of compensation paid to the Trustees for service on the Board of two registered investment companies managed by UBS AM or an affiliate for the fiscal year ended December 31, 2022.

No officer or Trustee of the Trust who is also an officer or employee of the Advisor receives any compensation from the Trust for services to the Trust.

Each Independent Trustee receives for his or her service to the Fund complex (which consists of the Trust and one other registered investment company) an annual retainer of $160,000 paid quarterly for service as a Board member. In addition, the Chairperson of the Board, for serving as Chairperson of the Board; the Chairperson of the Audit Committee, for serving as Chairperson of the Audit Committee; and the Chairperson of the Nominating Committee, for serving as Chairperson of the Nominating Committee, each receive from the Fund complex, for their service, an annual retainer of $20,000, $15,000 and $7,500, respectively. The Fund complex also reimburses each Trustee for out-of-pocket expenses in connection with travel and attendance at Board meetings. The table above provides information concerning the compensation of the Independent Trustees for fiscal year ended December 31, 2022.

Standing committees of the Board

The Board has two standing committees: the Audit Committee and the Nominating Committee. Each current Independent Trustee sits on the Trust’s Audit Committee and Nominating Committee.

The Audit Committee has the responsibility, among other things, to (i) select, oversee and approve the compensation of the Trust’s independent registered public accounting firm; (ii) oversee the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate the internal controls of certain service providers; and (iii) oversee the quality and objectivity of the Fund’s financial statements and the independent audit(s) thereof.

The Nominating Committee has the responsibility, among other things, to: (i) make recommendations and to consider Shareholder recommendations for nominations for Board members; (ii) review Board governance procedures and recommend any appropriate changes to the full Board; (iii) periodically review Independent Trustee compensation and recommend any changes to the Independent Trustees as a group; and (iv) make recommendations to the full Board for nominations for membership on all committees, review all committee assignments annually, and review the responsibilities and need for committees of the Board.

The Audit Committee met four times during the fiscal year ended December 31, 2022. The Nominating Committee met two times during the fiscal year ended December 31, 2022.

No member of the Audit Committee or Nominating Committee is an “interested person” as defined in the 1940 Act.

Board’s oversight of risk management

The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular board meetings, through regular reports that have been developed by Fund management and the Advisor. These reports address certain investment, valuation, liquidity, and compliance matters. The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board's request or upon the initiative of the Advisor (including, for example, COVID-19-related matters). In addition, the Board meets at least annually with the Advisor's internal audit group to discuss the results of the internal audit group's examinations of the functions and processes of the Advisor that affect the Fund and to be advised regarding the internal audit group's plans for upcoming audits.

With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Fund. The Board discusses these reports and the performance of the Fund and investment risks with management of the Advisor at the Board's regular meetings. To the extent that the Advisor seeks to change the Fund's investment strategy that may have a material impact on the Fund's risk profile or invest in a new type of security or instrument that is expected to have a material impact, the Board generally is provided information on such proposed changes for the Board's approval. In addition, the Advisor provides an annual report on the Fund's derivatives risk management program.

With respect to valuation, the Advisor, as the Fund's valuation designee pursuant to Rule 2a-5 of the 1940 Act, provides regular written reports to the Board that enables the Board to oversee the valuation designee and the valuation designee's fair value determinations for investments in the Fund. Such reports also include information concerning the reasons for the fair valuation and the methodology used to arrive at the fair value, information on illiquid investments held by the Fund, information on pricing vendor oversight, and a summary of material fair value matters, if any. In addition, the Audit Committee reviews valuation procedures and pricing results with the Trust's independent registered public accounting firm in connection with such Committee's review of the results of the audit of the Fund’s year-end financial statements.

With respect to liquidity, pursuant to Rule 22e-4 of the 1940 Act, the Board has approved a liquidity risk management program, which provides the framework for evaluating the liquidity of the Fund's investments. The Board has approved the designation of an administrator of such program, and will review, no less frequently than annually, a written report prepared by the administrator that addresses the operation of the program and assesses its adequacy and effectiveness of implementation. The Board also receives regular liquidity risk management reports.

With respect to compliance risks, the Board receives regular compliance reports prepared by the Advisor's compliance group and meets regularly with the Trust's CCO to discuss compliance issues, including compliance risks. As required under US Securities and Exchange Commission (“SEC”) rules, the Independent Trustees meet at least quarterly in executive session with the CCO, and the Trust's CCO prepares and presents an annual written compliance report to the Board. The Board adopts compliance policies and procedures for the Trust and receives information about the procedures in place for the Trust's service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

At the request of the Board, the Advisor also has provided presentations to the Board with respect to the Advisor's operational risk management.

Nominee ownership of Fund shares and ownership of UBS AM or UBS Asset Management (US) Inc. (“UBS AM (US)”) and their control persons

The following table provides the dollar range of equity securities of the Fund and all registered investment companies within the same family of investment companies as the Fund overseen or to be overseen by each Nominee held by each Nominee as of August 31, 2023.

Information about Nominee ownership of Fund shares

Aggregate dollar range of
equity securities in all registered
investment companies overseen by
	Dollar range of	trustee for which UBS AM or an
	equity securities	affiliate serves as investment advisor,
Nominee	in the Fund	sub-advisor or manager
Adela Cepeda	None	$50,001 - $100,000
Muhammad Gigani	None	None
Abbie J. Smith	None	Over $100,000
Rodrigo Garcia	None	None

Note regarding ranges: In disclosing the dollar range of equity securities beneficially owned by a Trustee in these columns, the following ranges will be used consist with SEC instructions: (i) none; (ii) $1 - $10,000; (iii) $10,001 - $50,000; (iv) $50,001 - $100,000; or (v) over $100,000.

[As of August 31, 2023, the Nominees did not own any securities issued by UBS AM or UBS AM (US) or any company controlling, controlled by or under common control with UBS AM or UBS AM (US).]

Officers of the Trust

The Trustees elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Fund. None of these individuals receives compensation from the Trust for services to the Trust. Exhibit D of this Proxy Statement provides information about these officers, including certain biographical information, the positions they hold with the Trust and their principal occupations over the past five years.

Required vote

Nominees will be elected by a plurality of votes cast by Shareholders of the Trust. This means that the Nominees receiving the largest number of votes will be elected to fill the four available Board positions.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR TRUSTEE TO THE BOARD.

Proposal 2 To approve changes to certain of the Fund’s fundamental investment restrictions

Introduction

The Fund is subject to specific investment restrictions that govern their investment activities. Under the 1940 Act, certain investment restrictions are required to be "fundamental," which means that the investment restrictions can only be changed by a shareholder vote. The restrictions required to be “fundamental” under the 1940 Act are: (i) diversification, (ii) borrowing money, (iii) issuance of senior securities, (iv) engaging in the business of underwriting securities issued by other persons, (v) concentrating investments in a particular industry or group of industries, (vi) the purchase and sale of real estate, (vii) the purchase and sale of commodities, and (viii) making loans to other persons.

After the Trust was organized in 2002, certain legal and regulatory requirements applicable to investment companies changed. The Fund is currently subject to fundamental investment restrictions that are more restrictive than those required under present law. Accordingly, the Trustees have determined to present to the Shareholders certain proposed changes to the fundamental investment restrictions of the Fund for their consideration. The proposed amendments would simplify, modernize and standardize the fundamental restrictions that are required to be stated under the 1940 Act.

The Advisor believes there are several distinct advantages in revising the Fund’s fundamental investment restrictions at this time. The Advisor believes that its ability to manage the Fund’s assets in a changing investment environment will be enhanced because the Fund will have greater investment management flexibility to respond to market, industry, regulatory or technical changes by being able to revise certain investment policies with Board approval only. Furthermore, by standardizing investment restrictions, the Fund will be able to more efficiently and more easily monitor portfolio compliance. Because there will be less restrictive fundamental investment restrictions, there will be less need in the future to seek Shareholder approval to make the changes to how the Fund is managed. This will save Shareholders the costs associated with holding Shareholder meetings in the future.

The proposed standardized fundamental investment restrictions cover those areas for which the 1940 Act requires the Fund to have fundamental restrictions. They reflect all current regulatory and legal requirements under the 1940 Act, and are written to provide flexibility to future legal, regulatory, market or technical changes. The proposed standardized investment restrictions will not affect the Fund’s investment objective. The recommended changes are specified below.

The Fund’s existing investment restrictions, together with the proposed investment restrictions, are presented below. Shareholders of the Fund will be requested to vote on each proposed restriction separately. Information about the changes to the Fund’s fundamental restrictions are described below. First, existing investment restrictions are presented. Then, any proposed replacement investment restrictions are put forth (in bold), followed by a discussion of the proposed modifications. Following the restrictions, the legal authority for each investment restriction is presented, along with a discussion of the effect of each proposed change.

Proposal 2.A - Borrowing

Current fundamental investment restriction: The Fund’s current fundamental investment restriction regarding borrowing reads:

The Fund may not borrow money in excess of 33 1⁄3% of the value of its assets, except as a temporary measure for extraordinary or emergency purposes to facilitate redemptions. All borrowings will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund’s assets, asset coverage of at least 300% is required.

Proposed new fundamental investment restriction: If the proposed amendment is approved by Shareholders, the Fund’s fundamental investment restriction regarding borrowing would read:

The Fund may not borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

Discussion of proposed modification

Under the 1940 Act, an open-end investment company may borrow up to 33⅓% of its total assets (including the amount borrowed) from banks, and may borrow up to an additional 5% of its total assets, for temporary purposes, from any other person. The 1940 Act imposes certain limitations on the borrowing activities of investment companies that are generally designed to protect shareholders and their investments by restricting an investment company's ability to subject its assets to any claims of creditors that might have a claim to the investment company's assets or rights upon liquidation that would take precedence over the claims of shareholders. In addition, the 1940 Act limitations reflect a Congressional intent to limit an investment company's exposure to payments to creditors so that the investment company will not experience difficulty in managing a portfolio to meet debt payment obligations while still meeting redemption requests on demand.

The proposed fundamental investment restriction would prohibit the Fund from borrowing money “except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.” The only difference between what is permissible for the Fund under the current fundamental investment restriction and what would be currently legally permissible under the proposed fundamental investment restriction is that the Fund would be able to borrow from entities other than banks to the extent permitted by the 1940 Act if the proposed investment restriction is approved. The proposed investment restriction will provide UBS AM with more flexibility in managing the Fund’s portfolio and redemption activity. In addition, UBS AM believes that it is in the Fund’s best interests to amend the current fundamental investment restriction because under the proposed restriction, if current applicable law were to change, the Fund would be able to conform to any such new law that may provide greater flexibility of investment without Shareholders taking further action. Because the proposed investment restriction would provide the Fund with additional borrowing flexibility, to the extent that the Fund uses such flexibility in the future, the Fund may be subject to some additional costs and risks inherent in borrowing, such as possibly reduced total return and increased volatility. Even if permitted by law, however, borrowing would occur only if consistent with the Fund's disclosure in its prospectus and statement of additional information. UBS AM does not anticipate that the proposed amended restriction would involve additional material risk to the Fund or affect the way the Fund is currently managed or operated. This proposed modification standardizes the restriction across the Trust and The UBS Funds (the “UBS Chicago Funds”).

Proposal 2.B - Senior securities

Current fundamental investment restriction: The Fund’s current fundamental investment restriction regarding senior securities reads:

The Fund may not issue securities senior to the Fund’s presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from: (a) making any permitted borrowings, loans or pledges; (b) entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions; or (c) making short sales of securities up to 10% of the Fund’s net assets to the extent permitted by the Act and any rule or order thereunder, or SEC staff interpretations thereof.

Proposed new fundamental investment restriction: If the proposed amendment is approved by Shareholders, the Fund’s fundamental investment restriction regarding issuing senior securities would read:

The Fund may not issue senior securities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

Discussion of proposed modification

A "senior security" is defined under the 1940 Act generally as an obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. The 1940 Act generally prohibits a mutual fund from issuing senior securities, in order to limit the ability of the mutual fund to use leverage. In general, a mutual fund uses leverage when it borrows money to enter into securities transactions, or acquires an asset without being required to make payment until a later point in time. Rule 18f-4 under the 1940 Act allows a mutual fund to engage in a number of types of transactions that might otherwise be considered to create “senior securities” or “leverage,” provided certain conditions are met that are designed to protect shareholders.

Under the Fund’s current fundamental investment restrictions, the Fund is prohibited from issuing senior securities. In stating this investment limitation, the Fund’s current fundamental restriction includes the identification of certain investment transactions that are not prohibited because the SEC has identified such investments as not raising senior securities concerns when engaged in pursuant to SEC guidance. The proposed fundamental investment would prohibit the Fund from issuing senior securities “except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.” Essentially, the proposed investment restriction clarifies the Fund’s ability to engage in any investment transactions which, while appearing to raise senior security concerns, have been interpreted as not constituting the issuance of senior securities under the federal securities laws. The proposed investment restriction differs from its current investment restriction as it removes the Fund’s limitation that it may only engage in short sales up to 10% of its net assets. Although the proposed investment restriction would provide the Fund more flexibility to engage in short sales, UBS AM does not have any current plans to change its investment practices with respect to short sales.

UBS AM believes that it is the Fund’s best interests to amend the current fundamental investment restriction in order to provide clarity with respect to the Fund’s investment practices and harmonize the senior securities investment restriction across the UBS Chicago Funds.

Proposal 2.C - Real Estate

Current fundamental investment restriction: The Fund’s current fundamental investment restriction regarding real estate reads:

The Fund may not purchase or sell real estate, except that the Fund may purchase or sell securities of REITs.

Proposed new fundamental investment restriction: If the proposed amendment is approved by Shareholders, the Fund’s fundamental investment restriction regarding investments in real estate would read:

The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, and (ii) making, purchasing or selling real estate mortgage loans.

Discussion of proposed modification

The proposed change to the Fund’s fundamental investment restriction regarding investments in real estate would not substantively change the Fund's restriction from directly buying or selling real estate. The Fund’s current restriction prohibits the purchase or sale of real estate, except that the Fund may purchase or sell real estate investment trusts (“REITs”). The proposed restriction would expand this by permitting the Fund to purchase or sell securities or instruments secured by real estate or interests therein, and securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein. The proposed restriction would also permit the Fund to make, purchase or sell real estate mortgage loans and clarify that the Fund may purchase or sell real estate if acquired as a result of ownership of securities or other instructions. UBS AM does not anticipate that the proposed amended restriction would involve additional material risk to the Fund or affect the way the Fund is currently managed or operated.

These proposed modifications standardize the restriction across the UBS Chicago Funds.

Proposal 2.D - Commodities

Current fundamental investment restriction: The Fund’s current fundamental investment restriction regarding commodities reads:

The Fund may not purchase or sell commodities, except that the Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.

Proposed new fundamental investment restriction: If the proposed amendment is approved by Shareholders, the Fund’s fundamental investment restriction regarding investments in commodities would read:

The Fund may not purchase or sell commodities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

Discussion of proposed modification

Since the adoption of this restriction for the Fund, the financial markets and regulatory requirements regarding commodities and commodity interests have evolved. New types of financial instruments have become available as potential investment opportunities, including, for example, commodity-linked instruments. The proposed modification would prohibit the Fund from purchasing or selling commodities “except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.” The proposed standardized fundamental investment restriction would permit the Fund more flexibility to invest in securities or other instruments that may be characterized as commodities or interests in commodities. UBS AM believes that it is in the Fund’s best interests to amend the current fundamental investment restriction in order to provide the Fund with the flexibility to adapt to continuously changing regulation and to react to changes in the financial markets and the development of new investment opportunities and instruments, in accordance with the Fund’s investment objective and subject to oversight by the Fund’s Board. Under the proposed restriction, if current applicable law were to change, the Fund would be able to conform to any such new law without Shareholders taking further action. The proposed modification standardizes the restriction across the UBS Chicago Funds and conforms to the restriction used for newer UBS Chicago Funds. Subject to future Board approval, the proposed amended fundamental investment restriction would allow the Fund to obtain exposure to physical commodities markets (e.g., oil, gas and precious metals) through the use of derivatives or the investment in other pooled investment vehicles, such as exchange traded funds. UBS AM does not anticipate that the proposed amended fundamental investment restriction regarding investments in commodities would involve additional material risk to the Fund or affect the way the Fund is currently managed or operated.

Proposal 2.E - Making loans

Current fundamental investment restriction: The Fund’s current fundamental investment restriction regarding making loans reads:

The Fund may not make loans to other persons, except: (a) through the lending of its portfolio securities; (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans for investment purposes in accordance with its investment objective and policies; and (c) to the extent the entry into a repurchase agreement is deemed to be a loan.

Proposed new fundamental investment restriction: If the proposed amendment is approved by Shareholders, the Fund’s fundamental investment restriction regarding making loans would read:

The Fund may not make loans to other persons, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

Discussion of proposed modification

The Fund’s current investment restriction prohibits the Fund from making loans except in certain enumerated circumstances. The proposed restriction would prohibit the Fund from making loans except “to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.” UBS AM believes that it is in the Fund’s best interests to amend the current fundamental investment restriction because under the proposed restriction, if current applicable law were to change, the Fund would be able to conform to any such new law that may provide greater flexibility of investment without Shareholders taking further action. Under current regulations, the Fund would be required to seek an SEC exemptive order in order to engage in interfund lending. The Fund has no current intention at this time to seek such order, however, UBS AM believes it is in the Fund’s best interest to amend the current fundamental investment restriction to provide the Fund with flexibility to engage in interfund lending should they choose to seek such relief in the future.

UBS AM does not anticipate that the proposed amended restriction would involve additional material risk to the Fund or affect the way the Fund is currently managed or operated. The proposed modification standardizes the restriction across the UBS Chicago Funds.

Proposal 3 To allow the Board to amend the Fund’s investment objective without Shareholder approval

Overview and related information

A fundamental policy is a policy that may only be changed with shareholder approval. The investment objective of the Fund is currently classified as a fundamental policy. The federal securities laws, however, do not require a fund’s investment objective to be a fundamental policy. Many investment companies do not designate their investment objective as fundamental policies, and new UBS Chicago Funds recently launched typically designate their investment objective as non-fundamental. Because obtaining Shareholder approval is time consuming and costly, UBS AM is recommending that the Boards approve reclassifying the Fund’s investment objective from a fundamental policy to a non-fundamental policy so that the Fund has the flexibility to modify its investment objective without incurring the costs associated with seeking Shareholder approval if, in the future, the Board believes that it is beneficial to the Fund and its Shareholders to amend its investment objective as a result of competitive, regulatory, market or other changes. UBS AM is not recommending any changes to the substance or content of the Fund’s investment objective at this time.

If the reclassification is approved, should the Board and UBS AM in the future determine that the Fund’s investment objective no longer serves the best interests of Shareholders, the Board could authorize changes to the Fund’s investment objective upon at least 60 days’ advance notice to Shareholders.

Required vote

Proposal 3 will be voted on separately by Shareholders of the Fund that is effected by the proposed change and the approval of this Proposal will require the approval by a Majority Vote.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE PROPOSED CHANGE TO ALLOW THE BOARD TO AMEND THE FUND’S INVESTMENT OBJECTIVE WITHOUT SHAREHOLDER APPROVAL.

Proposal 4 To adopt a “manager of managers” investment advisory structure for the Fund whereby UBS AM, the Fund’s investment advisor, would be able to hire and replace sub-advisors of the Fund without Shareholder approval

The “manager of managers” structure (as defined below) is being proposed for the Fund and is intended to enable the Fund to operate with greater efficiency by allowing UBS AM to employ sub-advisors best suited to the needs of the Fund without incurring the expense and delays associated with obtaining Shareholder approval of sub-advisors or sub-advisory agreements.  Ordinarily, federal law requires shareholders of a mutual fund to approve a new sub-advisory agreement before it may become effective. Specifically, Section 15 of the 1940 Act makes it unlawful for any person to act as an investment advisor (including as a sub-advisor) to a mutual fund, except pursuant to a written contract that has been approved by shareholders.  Section 15 also requires that an investment advisory agreement (including a sub-advisory agreement) provide that it will terminate automatically upon its “assignment,” which, under the 1940 Act, generally includes the transfer of an advisory agreement itself or the transfer of control of the investment advisor through the transfer of a controlling block of the investment advisor’s outstanding voting securities.

To comply with Section 15 of the 1940 Act, a fund must obtain shareholder approval of a sub-advisory agreement in order to employ one or more sub-advisors, replace an existing sub-advisor, materially change the terms of a sub-advisory agreement, or continue the employment of an existing sub-advisor when that sub-advisor’s sub-advisory agreement terminates because of an “assignment.”

Pursuant to the current investment advisory agreements between the Trust, on behalf of the Fund, and UBS AM (the “Investment Advisory Agreement”), UBS AM serves as the Fund’s investment advisor.  As such, UBS AM currently is responsible for, among other things, managing the assets of the Fund and making decisions with respect to purchases and sales of securities on behalf of the Fund.  UBS AM is permitted under the Investment Advisory Agreement, at its own expense, to select and contract with one or more sub-advisors to perform some or all of the services for the Fund for which UBS AM is responsible under such Agreement.  If UBS AM delegates investment advisory duties to a sub-advisor, UBS AM remains responsible for overseeing all advisory services furnished by the sub-advisor.  Before UBS AM may engage a sub-advisor for the Fund, however, Shareholders of the Fund currently must approve the agreement with such sub-advisor.

The proposed “manager of managers” structure would permit UBS AM, as the Fund’s investment advisor to appoint and replace affiliated and unaffiliated sub-advisors, enter into sub-advisory agreements, and amend sub-advisory agreements on behalf of the Fund without Shareholder approval (the “Manager of Managers Structure”). Approval of this Proposal will not affect your fees as a Shareholder of the Fund. The Manager of Managers Structure will not at any time entail an increase in the investment management fees paid by the Fund. Further, Shareholder approval would be necessary to increase the management fees that are payable by a Fund, which is not contemplated. The proposed employment of the Manager of Managers Structure for the Fund is based upon reliance on an exemptive order granted by the SEC to UBS AM on October 23, 2012 (the “UBS Order”), which permits the use of a Manager of Managers Structure for a fund that UBS AM or its affiliates manage if certain conditions are met, including approval by the fund’s shareholders of the Manager of Managers Structure prior to the structure’s implementation. 1 The proposed Manager of Managers Structure also would comply with an order issued by the SEC to Carillon Tower Advisers, Inc., et al. (the “Carillon Order”) that allows an investment advisor, without the approval of fund shareholders, to enter into or amend a sub-advisory agreement with a sub-advisor, including any sub-advisor that is an affiliated person of the investment advisor or a fund (an “Affiliated Sub-advisor”).2 The Carillon Order extends manager of managers exemptive relief to Affiliated Sub-advisors in addition to unaffiliated sub-advisors, as permitted by the UBS Order, and contains several conditions, some of which are already included in the UBS Order. On July 9, 2019, the staff of the SEC’s Division of Investment Management issued a no-action letter to the BNY Mellon family of funds and BNY Mellon Investment Adviser, Inc. (the “BNYM No-Action Letter”) stating that the staff would not recommend enforcement action if a fund complex and investment advisor that previously obtained a “manager of managers” exemptive order extends that order to cover Affiliated Sub-advisors without seeking an amended exemptive order from the SEC.3 The staff’s no-action position is conditioned on compliance with the conditions set forth in the Carillon Order. The BNYM No-Action Letter, the Carillon Order, and the UBS Order are referred to herein as the “Relief.”

1      PACE Select Advisors Trust and UBS Global Asset Management (Americas) Inc., Investment Company Act Release No. 30224 (Sept. 27, 2012) (notice) and 30241 (Oct. 23, 2012) (order).

2      Carillon Tower Advisers, Inc., et al., Investment Company Act Release Nos. 33464 (May 2, 2019) (notice) and 33494 (May 29, 2019) (order).

3      The BNY Mellon Family of Funds, et al. SEC No-Action Letter (July 2019), available at https://www.sec.gov/investment/bny-mellon-family-funds-070919-15a.

Under the Relief, the Advisor and the Trust are subject to several conditions imposed by the SEC in an effort to ensure that the interests of the Fund’s Shareholders are adequately protected. Among these conditions are that, within 90 days of the hiring of a new sub-advisor, Shareholders of the Fund will be furnished with a notice containing information about the new sub-advisor and about the way to access an information statement that contains substantially the same information about the sub-advisor and the sub-advisory agreement that the Fund would otherwise have been required to send to Shareholders in a proxy statement. The prospectus for the Fund will disclose the existence, substance and effect of reliance on the Relief and that the Advisor has the ultimate responsibility, subject to oversight by the Board, to oversee the Fund’s sub-advisors and recommend their hiring, termination, and replacement. Also, as noted above, Shareholders must approve the Fund’s operation in a Manager of Managers Structure. In addition, the Relief permits funds to disclose fees paid to sub-advisors on an aggregate, rather than individual, basis.

Adoption and use by the Fund of the Manager of Managers Structure would only enable UBS AM to hire and replace a sub-advisor (or materially amend a sub-advisory agreement) without Shareholder approval.  The Manager of Managers Structure would not: (a) permit UBS AM to charge additional management fees (or sub-advisory fees) to the Fund without Shareholder approval; or (b) change UBS AM’s responsibilities to the Fund, including UBS AM’s responsibility for overseeing all advisory services furnished by a sub-advisor.

The Fund does not currently use sub-advisors and UBS AM does not have any present intent to hire sub-advisor(s) for the Fund. The Board determined to seek Shareholder approval of the Manager of Managers Structure for the Fund in connection with this Meeting, which was otherwise called for purposes of voting on other matters described in the Proxy Statement, to avoid additional meeting and proxy solicitation costs in the future.

Effects on Shareholder right to vote on sub-advisory agreements

If the Proposal is approved, UBS AM in the future would be permitted to appoint and replace sub-advisors for the Fund and to enter into and approve amendments to sub-advisory agreements without first obtaining the approval of Shareholders.  Although approval of sub-advisory agreements would not be subject to Shareholder approval under the Manager of Managers Structure, the Board, including a majority of the Independent Trustees, must approve new or amended sub-advisory agreements.  In addition, UBS AM, as the primary investment advisor, will remain responsible for managing or overseeing management of the Fund.

If this Proposal is not approved by the Fund’s Shareholders, then UBS AM would enter into new or materially amend sub-advisory agreements only with Shareholder approval, causing delay and expense in making a change deemed beneficial by the Board to the Fund and its Shareholders.

The benefits to the Fund

The Board believes that it is in the best interests of the Fund’s Shareholders to allow UBS AM the flexibility to appoint and replace sub-advisors and to amend sub-advisory agreements without incurring the expense and potential delay of seeking Shareholder approval.  The process of seeking Shareholder approval is administratively expensive and may cause delays in executing changes that the Board and UBS AM have determined are necessary or desirable. If Shareholders approve the Proposal authorizing a Manager of Managers Structure for the Fund, UBS AM and the Board would be able to act more quickly to appoint a sub-advisor when UBS AM and the Board believe that the appointment would be in the best interests of the Fund and its Shareholders.

Although Shareholder approval of new sub-advisory agreements and amendments to existing sub-advisory agreements is not required under the proposed Manager of Managers Structure, the Board, including a majority of the Independent Trustees, would continue to oversee the sub-advisor selection process to help ensure that Shareholders’ interests are protected whenever UBS AM would seek to select a sub-advisor or modify or terminate a sub-advisory agreement. Specifically, the Board, including a majority of the Independent Trustees, would still be required to evaluate and approve all sub-advisory agreements as well as any modification to an existing sub-advisory agreement. In reviewing new sub-advisory agreements or modifications to existing sub-advisory agreements, the Board will analyze all factors that it considers to be relevant to its determination.

The Board’s consideration of this Proposal

The Board, including a majority of the Independent Trustees, approved the Manager of Managers Structure and is recommending that Shareholders approve the Manager of Managers Structure at the Meeting in order to avoid additional meeting and proxy solicitation costs in the future, in the event that the MoM Funds' investment advisor, with the approval of the Board, including a majority of the Independent Trustees, determines that it is in the best interests of the Funds to appoint sub-advisors.

Required vote

The adoption of the Manager of Managers Structure will be voted on by Shareholders of the Fund, and the approval of this Proposal by the Fund will require the approval by a Majority Vote.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ADOPTION OF THE MANAGER OF MANAGERS STRUCTURE.

Additional information about voting and the meeting

Solicitation of proxies

Your vote is being solicited by the Board. The cost of preparing and mailing the notice of meeting, proxy cards, this Proxy Statement, and any additional proxy materials, has been or will be borne by the Fund. The Trust reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. The Trust does not reimburse Trustees and officers of the Trust, or regular employees and agents of the Advisor involved in the solicitation of proxies.

Proxy solicitations will be made primarily by mail, but they may also be made by telephone, telegraph, personal interview or oral solicitations conducted by certain officers or employees of the Trust or the Advisor, without additional or special compensation. The Trust has engaged Computershare Fund Services, a proxy solicitation firm, to assist in the solicitation of proxies from brokers, banks, other institutional holders and individual Shareholders, which is expected to cost approximately $[ ].

Beneficial ownership of shares

A list of those persons who, to the knowledge of the Trust, owned beneficially 5% or more of the shares of the Fund as of the Record Date is set forth in Exhibit B.

Shareholder proposals

The Trust is not required, and does not intend, to hold regular annual meetings of Shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of Shareholders should send their written proposals to c/o UBS Asset Management (Americas) Inc., One North Wacker Drive, Chicago, Illinois 60606, Attn: Keith A. Weller, so they are received within a reasonable time before any such meeting. The Trustees know of no business, other than the matters mentioned in the Notice and described above, that is expected to come before the Meeting. Should any other matter requiring a vote of Shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named as proxies will vote on such matters according to their best judgment in the interests of the Trust.

Additional information about the Fund

Investment advisor and administrator

UBS AM, with its principal offices located at One North Wacker Drive, Chicago, IL 60606 and at 787 Seventh Avenue, New York, NY 10019, serves as the investment advisor to the Fund.

Underwriter

UBS AM (US), with its principal office located at 787 Seventh Avenue, New York, NY 10019, acts as the principal underwriter of the Fund pursuant to a Principal Underwriting Contract with the Trust. The Principal Underwriting Contract requires the Underwriter to use its best efforts, consistent with its other businesses, to sell shares of the Fund. Shares of the Fund are offered continuously. The Underwriter may enter into dealer agreements with other broker-dealers (affiliated and non-affiliated) and with other financial institutions to authorize them to sell Fund shares.

Transfer agent

BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), a subsidiary of BNY Mellon Bank, N.A., serves as the Trust's transfer and dividend disbursing agent. It is located at 103 Bellevue Parkway, Wilmington, Delaware, 19809. BNY Mellon maintains certain books and records of the Fund that are required by applicable federal regulations.

Custodian

State Street Bank and Trust Company (“State Street”), located at One Lincoln Street, Boston, Massachusetts 02111, provides custodian services for the securities and cash of the Fund and employs foreign sub-custodians in accordance with applicable requirements under the 1940 Act to provide custody of the Fund's foreign securities and cash. State Street maintains certain books and records of the Fund that are required by applicable federal regulations.

Auditors

Ernst & Young LLP ("E&Y") audits the Fund’s financial statements, prepares the Trust's federal and state annual income tax returns and provides certain non-audit services. The Board has selected E&Y as the independent registered public accounting firm for the Trust for the current fiscal year. Representatives of E&Y are not expected to be present at the Shareholder Meetings, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

Audit fee information

Audit fees

The aggregate fees paid to E&Y in connection with the annual audit of the Trust’s financial statements for the fiscal years ended December 31, 2022 and December 31, 2021, were approximately $37,031 and $37,031, respectively. Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

Audit-related fees

The aggregate audit-related fees billed by E&Y for services rendered to the Trust which were not reported under “Audit Fees” above for the fiscal years ended December 31, 2022 and December 31, 2021, were approximately $1,892 and $1,892, respectively. Fees included in the audit-related category are those associated with the reading and providing of comments on the 2022 and 2021 semiannual financial statements. There were no audit-related fees required to be approved pursuant to paragraphs (c)(7)(ii) and (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

Tax fees

The aggregate tax fees billed by E&Y for professional services rendered to the Trust for the fiscal years ended December 31, 2022 and December 31, 2021, were approximately $9,025 and $9,025, respectively. Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax returns, assistance with excise tax distribution requirements and assistance with identification of passive foreign investment companies. There were no tax fees required to be approved pursuant to paragraphs (c)(7)(ii) and (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

All other fees

There were no additional fees paid by the Trust for products and services provided by E&Y, other than the services reported above, for the Trust’s fiscal years ended December 31, 2022 and December 31, 2021. Fees included in all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the Trust. There were no “all other fees” required to be approved pursuant to paragraphs (c)(7)(ii) and (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

Audit committee pre-approval policies and procedures

The Audit Committee Charter contains the Audit Committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the Audit Committee Charter regarding pre-approval policies and procedures:

To carry out its purpose, the Audit Committee shall have the following duties and powers:

(a)	To pre-approve the engagement of, and to recommend to the Board the engagement, retention or termination of, the independent auditors to provide audit, review or attest services to the SMA Relationship Trust, and, in connection therewith, to review and evaluate the capabilities and independence of the auditors and receive the auditors’ specific representations as to their independence. In evaluating the auditor’s qualifications, performance and independence, the Committee must, among other things, obtain and review a report by the auditors, at least annually, describing the following items: (i) all relationships between the independent auditors and the SMA Relationship Trust, as well as with the SMA Relationship Trust’s investment advisor or any control affiliate of the investment advisor that provides ongoing services to the SMA Relationship Trust; (ii) any material issues raised by the most recent internal quality control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) the audit firm’s internal quality control procedures.

(b)	To pre-approve all non-audit services to be provided to the SMA Relationship Trust by the independent auditors when, without such pre-approval, the auditors would not be independent of the SMA Relationship Trust under applicable federal securities laws, rules or auditing standards.

(c)	To pre-approve all non-audit services to be provided by the SMA Relationship Trust’s independent auditors to the SMA Relationship Trust’s investment advisor or to any entity that controls, is controlled by or is under common control with the SMA Relationship Trust’s investment advisor (“advisor affiliate”) and that provides ongoing services to the SMA Relationship Trust, when, without such pre-approval by the Committee, the auditors would not be independent of the SMA Relationship Trust under applicable federal securities laws, rules or auditing standards.

(d)	To establish, if deemed necessary or appropriate as an alternative to Committee pre-approval of services to be provided by the independent auditors as required by paragraphs (b) and (c) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Committee, subject to subsequent Committee review or oversight.

(e)	To consider whether the non-audit services provided by the SMA Relationship Trust’s independent auditor to the SMA Relationship Trust’s investment advisor or any advisor affiliate that provides on-going services to the SMA Relationship Trust, which services were not pre-approved by the Committee, are compatible with maintaining the auditors’ independence.

Pursuant to Section (d), the Committee has delegated its responsibility to pre-approve the audit and permissible non-audit services required by paragraphs (a), (b) and (c) of Section 4, not exceeding $100,000 (excluding reasonable out-of-pocket expenses) on an annual basis to the Chairperson. All such pre-approvals will be subject to subsequent Committee review or oversight, including being reported to the full Committee on a quarterly basis at the Committee’s next regularly scheduled meeting after pre-approval. The Committee may not delegate to management its responsibility to pre-approve services to be performed by the independent auditor. Requests or applications to provide services that require specific pre-approval by the Committee, or the Chairperson will be submitted by both the Fund’s independent auditors and the Fund’s Treasurer or other designated Fund officer and must include a joint statement as to whether, in their view, the request or application is consistent with U.S. Securities and Exchange Commission rules on auditor independence.

Non-audit fees and services

For the fiscal years ended December 31, 2022 and December 31, 2021, the aggregate fees billed by E&Y of $1,116,117 and $541,857, respectively, for non-audit services rendered to the Trust (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the Trust for each of the last two fiscal years of the Trust is shown in the table below:

	2022	2023
Covered Services	$10,917	$10,917
Non-Covered Services	$1,105,200	$530,940

The Trust’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the Trust’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Other business

Management knows of no business to be presented at the Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring a vote of Shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Trust or the Fund, as applicable.

By Order of the Board,

Keith A. Weller

Secretary

SMA Relationship Trust

Exhibit Index

Exhibit A - Shares outstanding as of Record Date	A-1

Exhibit B - Beneficial ownership of greater than 5% of the Fund’s shares as of Record Date	B-1

Exhibit C - Nominating, Compensation and Governance Committee Charter	C-1

Exhibit D - Officers of the Trust	D-1

Exhibit A

Shares outstanding as of Record Date

Fund	Shares Outstanding
Series M

A-1

Exhibit B

Beneficial ownership of greater than 5% of the Fund’s shares as of Record Date

As of the Record Date, the following shareholders owned beneficially 5% or more of the outstanding shares of the Fund.

Fund	Name and Address	Percent Held

B-1

Exhibit C

Nominating, Compensation and Governance Committee Charter

I.	The Committee.

The Nominating, Compensation and Governance Committee (the “Committee”) is a committee of, and established by, the Board of Trustees (the “Board”) of each of the entities listed on Schedule A hereto (each a “Fund”). The Committee consists of such number of members as set by the Board from time to time and its members shall be selected by the Board. The Committee shall be comprised entirely of “independent members.” For purposes of this Charter, independent members shall mean members who are not interested persons of the Fund (“Disinterested Board members”) as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

II.	Board Nominations and Functions.

1.	The Committee shall make recommendations for nominations for Disinterested Board members on the Board to the incumbent Disinterested Board members and to the full Board. The Committee shall evaluate candidates’ qualifications for Board membership and the independence of such candidates from the Fund’s investment advisors and other principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with investment advisors or service providers.

2.	The Committee also shall evaluate candidates’ qualifications and make recommendations for “interested” members on the Board to the full Board.

3.	The Committee may consider the factors listed in Schedule B to evaluate candidates for membership on the Board. The Committee also may from time to time establish specific requirements and/or additional factors to be considered for Board candidates as it deems necessary or appropriate.

4.	The Committee shall periodically review Fund governance procedures and shall recommend any appropriate changes to the full Board.

5.	The Committee shall periodically review the composition of the Board to determine whether it may be appropriate to add individuals with backgrounds or skill sets that differ from those of the members currently on the Board.

6.	The Committee shall periodically review Disinterested Board member compensation and shall recommend any appropriate changes to the Disinterested Board members as a group.

7.	The Committee shall review recommendations from Qualifying Fund Shareholders (as defined in Schedule B) for nominations to fill vacancies on the Board if such recommendations are submitted in accordance with the procedures described in Schedule B.

III.	Committee Nominations and Functions.

1.	The Committee shall make recommendations to the full Board for nomination for membership on all committees of the Board and shall review committee assignments at least annually.

2.	The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

IV.	Other Powers and Responsibilities.

1.	The Committee shall supervise an annual assessment by the Board of Trustees, which assessment shall take into account such factors as the Committee may deem appropriate. The results of the assessment shall be summarized and presented to the Board for consideration as to any appropriate actions.

2.	The Committee shall meet as often as it deems appropriate.

3.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Fund.

4.	The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

5.	A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and a majority of the members of the Committee may act by written consent to the extent not inconsistent with the Fund’s by-laws. In the event of any inconsistency between this Charter and the Fund’s organizational documents, the provisions of the Fund’s organizational documents shall be given precedence.

6.	The Committee shall review this Charter at least annually and recommend any changes to the full Board.

Schedule A

The UBS Funds

SMA Relationship Trust

Schedule B

Nomination and Appointment Policy

1.	The Committee believes that it is in the best interests of the Fund and its shareholders to obtain highly-qualified candidates to serve as members of the Board.

2.	In nominating candidates, the Committee believes that no specific qualifications or disqualifications are controlling or paramount, or that specific qualities or skills are necessary for each candidate to possess. The Committee shall take into consideration such factors as it deems appropriate. These factors may include:

•	whether or not the person is an “interested person” as defined in the 1940 Act and is otherwise qualified under applicable laws and regulations to serve as a member of the Board;

•	whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment advisor and/or sub-advisors of the Fund, Fund service providers or their affiliates;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Board member;

•	the person’s judgment, skill, diversity and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight;

•	the interplay of the candidate’s experience with the experience of other Board members; and

•	the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

3.	While the Committee is solely responsible for the selection and recommendation to the Board of Board candidates, the Committee will consider nominees recommended by Qualifying Fund Shareholders if a vacancy occurs among those Board members who are Independent Board Members. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, ½ of 1% or more of the Fund’s outstanding shares and (ii) has been a shareholder of ½ of 1% of the Fund’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Committee. Such recommendations shall be directed to the Secretary of the Fund at such address as is set forth in the Fund’s disclosure documents. The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders. The Committee may also seek such additional information about the nominee as it considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of Board members.

Exhibit D

Officers of the Trust

Name, address and age	Position(s) held with the Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years
Rose Ann Bubloski*** 55	Vice President and Assistant Treasurer	Since 2011	Ms. Bubloski is a director (since 2012) (prior to which she was an associate director (from 2008 to 2012)) and senior manager of fund accounting—US (previously named product control and investment support) of UBS Asset Management (Americas) Inc. and/or UBS Asset Management (US) Inc. ("UBS AM—Americas region"). Ms. Bubloski is vice president and assistant treasurer of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.

Franklin P. Dickson*** 44	Vice President	Since 2017	Mr. Dickson is an associate director (since 2015) and tax compliance manager (since 2017) (prior to which he was a product controller (from 2015 to 2017)) of fund accounting—US of UBS AM—Americas region. Mr. Dickson is a vice president of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.

Mark F. Kemper** 65	Vice President and Assistant Secretary	Since 2002 and 2019, respectively	Mr. Kemper is a managing director (since 2006), and Senior Legal Advisor (since January 2023) of UBS AM—Americas region. Most recently, Mr. Kemper has held senior Legal and Compliance positions at UBS AM—Americas region, including general counsel (2004 through 2019 and 2021 to January 2023), Interim Head of Compliance and Operational Risk Control (2019) and had also been Interim Head of Asia Pacific Legal (2020 through 2021). He has been assistant secretary of UBS AM—Americas region (since 2022) (prior to which he was secretary from 2004 until 2022)) and assistant secretary of UBS Asset Management Trust Company (since 1993). Mr. Kemper is vice president and assistant secretary of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager. Mr. Kemper is employed by UBS Business Solutions US LLC (since 2017).

Joanne M. Kilkeary*** 55	Vice President, Treasurer and Principal Accounting Officer	Since 2006 and 2017, respectively	Ms. Kilkeary is an executive director (since 2013) (prior to which she was a director (from 2008 to 2013)) and head of fund accounting—US (since 2020) (prior to which she was head of regulatory, tax, audit and board governance for product control and investment support (from 2017 until 2020)). Previously, she was a senior manager of registered fund product control of UBS AM—Americas region (from 2004-2017). Ms. Kilkeary is a vice president and treasurer and principal accounting officer of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.

D-1

Name, address and age	Position(s) held with the Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years

Igor Lasun* 44	President	Since 2018	Mr. Lasun is a managing director (since 2021) (prior to which he was an executive director (from 2018 through 2021)) and head of product development and management for UBS AM—Americas region (since 2018) (prior to which he was a senior fixed income product specialist from 2007 to 2018, and had joined the firm in 2005). In this role, he oversees fund development and management for both wholesale and institutional businesses. Mr. Lasun serves as president of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.

Leesa Merrill** 44	Chief Compliance Officer	Since 2022	Ms. Merrill is an executive director (since March 2023) (prior to which she was a director (from 2014 until March 2023)) and served as head of compliance risk (from 2020 to 2022) (prior to which she was a senior compliance officer (from 2004 until 2020)) for UBS AM—Americas region. Ms. Merrill serves as chief compliance officer of 6 investment companies (consisting of 50 portfolios) for which UBS AM or one of its affiliates serves as investment advisor or manager.

Eric Sanders* 57	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.

Philip Stacey** 38	Vice President and Assistant Secretary	Since 2018	Mr. Stacey is a managing director (since March 2023, prior to which he was an executive director) and Head of Legal—UBS AM (since January 2023, prior to which he was Head of Derivatives and Trading Legal from 2017 through December 2022) with UBS Business Solutions US LLC and also with UBS AM—Americas region (since 2015). Mr. Stacey is a vice-president and assistant secretary of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.

Keith A. Weller** 62	Vice President and Secretary	Since 2004 and 2019, respectively	Mr. Weller is an executive director, deputy general counsel (since 2019, prior to which he was senior associate general counsel) and Head of Registered Funds Legal (since 2022) with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and secretary of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager, and is also involved with other funds for which UBS AM or an affiliate serves as investment advisor or administrator.

† Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board.

* This person's business address is 787 Seventh Avenue, New York, NY 10019.

** This person's business address is One North Wacker Drive, Chicago, IL 60606.

*** This person's business address is 1000 Harbor Boulevard, Weehawken, NJ 07086.

D-2

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours a day VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours a day VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope EASY VOTING OPTIONS: DO NOT TEAR [For SEC Filing Purposes only – Form of Proxy Card] SMA Relationship Trust PO Box 43131 Providence, RI 02940-3131 PROXY SMA RELATIONSHIP TRUST PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 21, 2023 THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. The undersigned Shareholders of SMA Relationship Trust (the “Fund”), hereby appoint(s) Keith A. Weller and Eric Sanders, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Shareholders of the Fund, to be held on November 21, 2023 at 9:30 am., Central time, at the offices of UBS Asset Management on the 31st Floor of One North Wacker Drive, Chicago, Illinois 60606, or at any postponements, adjournment or adjournments thereof (“Meeting”), to vote all of the shares of the Fund that the undersigned would be entitled to vote if personally present at the Meeting and on any other matters properly brought before the Meeting, all as set forth in the Notice of Special Meeting of Shareholders. This proxy card, when properly executed, will be voted as instructed. If no specification is made, the proxy card will be voted “FOR” the Proposals. The proxies are authorized, in their discretion, to vote upon such other matters as may properly come before the Meeting. Receipt of the Notice of Special Meeting of Shareholders and the related Proxy Statement is hereby acknowledged. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

UBS_33562_091323 THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE. xxxxxxxxxxxxxx code

FOR WITHHOLD FOR ALL ALL ALL EXCEPT FOR AGAINST ABSTAIN THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTS’ BOARD OF TRUSTEES WITH RESPECT TO YOUR FUND. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X Proposals THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE "FOR" THE FOLLOWING PROPOSALS: 1. To elect four Trustees to the Board. 01. Adela Cepeda 02. Rodrigo Garcia 03. Muhammad Gigani 04. Abbie J. Smith To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the number(s) of the nominee(s) on the line provided_________________________________________ 2. To approve changes to the Fund’s fundamental investment restrictions. 2A. Borrowing. 2B. Senior securities. 2C. Real Estate 2D. Commodities. 2E. Making loans. 3. To allow the Board to amend the Fund’s investment objective without Shareholder approval. 4. To adopt a “manager of managers” investment advisory structure for the Fund whereby UBS Asset Management (Americas) Inc., the Fund’s investment advisor, will be able to hire and replace sub-advisors of the Fund without Shareholder approval. Proxies are authorized to vote, in their discretion, upon such other business as may properly come before the Meeting or any adjournment or postponement thereof. Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on November 21, 2023. The Notice of Special Meeting and the Proxy Statement for this Meeting are available at: https://www.proxy-direct.com/ubs-33562 Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder is requested to sign, but only one signature is required absent a written notice to the contrary. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) ─ Please print date below Signature 1 ─ Please keep signature within the box Signature 2 ─ Please keep signature within the box / /

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xxxxxxxxxxxxxx UBS1 33562 xxxxxxxx

Scanner bar code xxxxxxxxxxxxxx UBS1 33562 xxxxxxxx